SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant                                        [X]
Filed by a Party other than the Registrant                     [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (section)240.14a-11(c) or
     (section)240-14a-12

                        Franklin Principal Maturity Trust
                (Name of Registrant as Specified In its Charter)

                        Franklin Principal Maturity Trust
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
     14a-6(i)(3) or Item 22(a)(2) of Schedule 14A
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11

          1) Title of each class of securities to which transaction applies:


            2) Aggregate number of securities to which transaction applies:


            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined.)

            4)   Proposed maximum aggregate value of transaction:


            5)   Total fee paid:


[ ]  Fee paid previously with preliminary material.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1)   Amount Previously Paid:
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            4)   Date Filed:


                    IMPORTANT INFORMATION FOR SHAREHOLDERS OF
                        FRANKLIN PRINCIPAL MATURITY TRUST



The enclosed materials include your proxy statement and proxy card. The proxy card serves as a ballot which allows you to express your views on two issues of Franklin Principal Maturity Trust's (the "Fund") operations. To assure that your votes are cast in accordance with your preferences, please fill out and sign the proxy card, and return it in the accompanying postage-prepaid envelope to the Fund.



The Fund requests your vote on two matters-the election of Trustees and the confirmation of the Board of Trustees' appointment of the independent auditors for the Fund-which are annually presented to the Fund's shareholders for their consideration. Please complete, sign and mail the proxy card to the Fund to reduce the need to spend money to conduct additional or follow-up solicitations of shareholders.

We look forward to receiving your votes on the proposed matters. Please take a moment to review these materials and return your proxy to the Fund.

                                TABLE OF CONTENTS



            A Letter from the Chairman
            Notice of Annual Meeting of Shareholders
            The Proxy Statement .............................  1
            Proposal 1 ......................................  2
            Proposal 2 ......................................  7
            Other Information................................  7




                                                777 Mariners Island Blvd.
                                                P.O. Box 7777
                                                San Mateo, CA 94403-7777
                                                415/312-3000

A LETTER FROM THE CHAIRMAN

Dear Fellow Shareholders:

I am writing to request that you consider two matters that relate to your Franklin Principal Maturity Trust (the "Fund"). The Board of Trustees (the "Board") of the Fund asks that you cast your vote on two issues:

    1. Electing a Board of Trustees; and

    2. Ratifying the appointment by the Trustees of Coopers & Lybrand L.L.P. as the independent auditors for the Fund for its current fiscal year.

Each year, in accordance with legal requirements, the Fund submits the election of Trustees and the approval of the Fund's auditors to a shareholder vote. As in past years, we recommend that you confirm the Board's recommendations by electing the proposed Trustees and ratifying the selection of the auditors.

The proxy statement includes explanatory notes (in italics) that are designed to provide you with a simpler and more concise explanation of certain issues. Much of the information in the proxy statement is technical and required by the various regulations that govern the Fund and we hope that the use of this format will be helpful to you.

The vote of each shareholder is important to the Fund. On behalf of the Trustees, thank you in advance for the consideration of these issues and for promptly returning your proxy card.

                                    Sincerely,



                                    Charles B. Johnson
                                    Chairman



THE NOTICE, SET FORTH BELOW, CONSTITUTES THE FORMAL AGENDA FOR THE ANNUAL MEETING OF SHAREHOLDERS. THE NOTICE SPECIFIES WHAT ISSUES WILL BE CONSIDERED BY SHAREHOLDERS, AND THE TIME AND LOCATION OF THE MEETING.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE PROXY CARD, WHICH IS INCLUDED WITH THESE MATERIALS, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED. THIS IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES ("U.S."). IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, PLEASE MAIL IN YOUR EXECUTED PROXY PROMPTLY.

                        FRANKLIN PRINCIPAL MATURITY TRUST
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 16, 1997

To the Shareholders of Franklin Principal Maturity Trust:

Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of Franklin Principal Maturity Trust (the "Fund") will be held at the offices of the Fund, 777 Mariners Island Blvd., San Mateo, California, 94404 at 3:00 p.m. Pacific time, on July 16, 1997, to consider the following matters:

    1. To elect a Board of Trustees of the Fund.

    2. To ratify the selection of Coopers & Lybrand L.L.P., as independent auditors for the Fund for the current fiscal year.

    3. To consider any other business (none being known to the Board as of the date of this Notice) as may properly come before the Meeting.

As provided in the Fund's By-Laws, the Board of Trustees has fixed the close of business on April 28, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. Shareholders who appear on the Fund's books on the record date ("shareholders of record") will be entitled to vote at the Meeting or any adjournments thereof.

                                        By Order of the Board of Trustees,



                                        DEBORAH R. GATZEK
                                        Secretary



San Mateo, California
Dated: May 16, 1997


                     PLEASE RETURN YOUR PROXY CARD PROMPTLY
                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN



THE PROXY STATEMENT, WHICH BEGINS BELOW, IS DESIGNED TO FURNISH SHAREHOLDERS WITH THE INFORMATION NECESSARY TO VOTE ON THE MATTERS LISTED IN THE NOTICE. CERTAIN OF THE INFORMATION IN THE PROXY STATEMENT MUST BE INCLUDED BECAUSE OF REQUIREMENTS OF THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC").



                        FRANKLIN PRINCIPAL MATURITY TRUST
                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

                            To Be Held July 16, 1997

                   SOLICITATION, REVOCATION AND VOTING OF PROXIES

The enclosed proxy is solicited by and on behalf of the management of Franklin Principal Maturity Trust (the "Fund") in connection with the annual meeting of shareholders to be held July 16, 1997 (the "Meeting"). You may revoke your previously granted proxy at any time before it is exercised (1) by delivering a written notice to the Fund expressly revoking your proxy, (2) by signing and forwarding to the Fund a later-dated proxy, or (3) by attending the Meeting and casting your vote in person. The cost of soliciting these proxies will be borne by the Fund. In addition to solicitations by mail, some of the officers and employees of the Fund, the Fund's investment adviser, Franklin Advisers, Inc., and its affiliates, without extra compensation, may conduct additional solicitations by telephone, telegraph and personal interviews. An outside professional soliciting firm may also be retained to aid in the solicitation of proxies, at the Fund's expense. It is expected that this proxy statement will be first mailed to shareholders on or about May 16, 1997.

THE FUND IS REQUESTING YOUR VOTE ON TWO MATTERS AT THE MEETING. THE BOARD OF TRUSTEES (THE "BOARD") RECOMMENDS THAT SHAREHOLDERS VOTE:

    (1) FOR THE ELECTION AS TRUSTEES OF THE NOMINEES, AND

    (2) FOR THE RATIFICATION OF THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT AUDITORS

The proxyholders will vote all proxies received in accordance with the directions in each proxy. It is anticipated that, absent contrary instructions, the enclosed proxy will be voted: FOR the election as Trustees of the nominees named hereinafter, but the proxyholders may vote for other persons if any nominees are unable to serve; FOR the ratification of the selection of Coopers & Lybrand L.L.P., Certified Public Accountants, as independent auditors for the Fund for the fiscal year ending November 30, 1997. Proxyholders may also vote on other business (none is known at this date) as may legally come before the Meeting. Under relevant state law and the Fund's trust documents, abstentions and broker non-votes will be counted to determine whether a quorum is present at the Meeting, but will not be counted for purposes of determining whether matters to be voted upon at the Meeting have been approved.

                              VOTING OF SECURITIES

Shareholders of record on the Fund's books at the close of business on April 28, 1997, are entitled to vote at the Meeting or any adjournments thereof. On that date, the Fund had 20,462,600 shares of beneficial interest ("Shares") outstanding, each Share being entitled to one vote.

Occasionally, the number of Shares of the Fund held in the "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total Shares outstanding. As of April 28, 1997, to the Fund's knowledge, no person beneficially owns more than 5% of the Fund's outstanding Shares.

                        PROPOSAL 1: ELECTION OF TRUSTEES

THE ROLE OF TRUSTEES IS TO PROVIDE GENERAL OVERSIGHT OF THE FUND'S BUSINESS, AND TO ENSURE THAT THE FUND IS OPERATED FOR THE BENEFIT OF SHAREHOLDERS. THE TRUSTEES MEET MONTHLY, AND REVIEW THE FUND'S INVESTMENT PERFORMANCE. THE TRUSTEES ALSO OVERSEE THE SERVICES FURNISHED TO THE FUND BY ITS INVESTMENT ADVISER AND VARIOUS OTHER SERVICE PROVIDERS.

All of the nominees have consented to serve as trustees if elected. However, if any nominee is not available for election at the time of the Meeting, the proxyholders may vote for any other person in their discretion, or they may choose not to elect or vote to elect anyone to fill the position. Provided that a quorum is present, the nine nominees receiving the greatest number of votes will be elected.

Trustees who are "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended, are designated by an asterisk(*).

                                                                    SHARES
                                                              BENEFICIALLY OWNED
                                                               IN THE FRANKLIN
                                                FUND SHARES   TEMPLETON GROUP OF
                                                BENEFICIALLY   FUNDS (INCLUDING
NAME, AGE, ADDRESS, AND                         OWNED AS OF    THE FUND) AS OF
FIVE-YEAR BUSINESS EXPERIENCE  TERM OF OFFICE  APRIL 18, 1997   APRIL 18, 1997
--------------------------------------------------------------------------------

 Frank H. Abbott, III (76)  Trustee since 1988       None          711,398
 1045 Sansome St.
 San Francisco, CA 94111

President and Director, Abbott Corporation (an investment company); and director, trustee or managing general partner, as the case may be, of 32 of the investment companies in the Franklin Templeton Group of Funds.

 Harris J. Ashton (64)      Trustee since 1988        500          270,600
 General Host Corporation
 Metro Center, 1 Station Place
 Stamford, CT 06904-2045

President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods (a meat packing company); and director, trustee or managing general partner, as the case may be, of 56 of the investment companies in the Franklin Templeton Group of Funds.

 S. Joseph Fortunato (64)   Trustee since 1989        100          372,998
 Park Avenue at Morris County
 P. O. Box 1945
 Morristown, NJ 07962-1945

Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director of General Host Corporation; director, trustee or managing general partner, as the case may be, of 58 of the investment companies in the Franklin Templeton Group of Funds.

                                                                    SHARES
                                                              BENEFICIALLY OWNED
                                                               IN THE FRANKLIN
                                                FUND SHARES   TEMPLETON GROUP OF
                                                BENEFICIALLY   FUNDS (INCLUDING
NAME, AGE, ADDRESS, AND                         OWNED AS OF    THE FUND) AS OF
FIVE-YEAR BUSINESS EXPERIENCE  TERM OF OFFICE  APRIL 18, 1997   APRIL 18, 1997
--------------------------------------------------------------------------------

 David W. Garbellano (82)   Trustee since 1988        100          177,889
 111 New Montgomery St., #402
 San Francisco, CA 94105

Private Investor; Assistant Secretary/Treasurer and Director, Berkeley Science Corporation (a venture capital company); and director, trustee or managing general partner, as the case may be, of 31 of the investment companies in the Franklin Templeton Group of Funds.

*Edward B. Jamieson (48)  President and Trustee       None         168,933
 777 Mariners Island Blvd.  since 1993
 San Mateo, CA 94404

Senior Vice President and Portfolio Manager, Franklin Advisers, Inc.; and officer and/or director or trustee of five of the investment companies in the Franklin Templeton Group of Funds.

*Charles B. Johnson (64) Chairman of the Board       1,808         2,076,567
 777 Mariners Island Blvd.   since 1993 and
 San Mateo, CA 94404       Trustee since 1988

President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 57 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr.(56) Vice President and Trustee 1,000       15,384,135
 777 Mariners Island Blvd.         since 1988
 San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 61 of the investment companies in the Franklin Templeton Group of Funds.

 Frank W. T. LaHaye (68)    Trustee since 1988    1,000            585,592
 20833 Stevens Creek Blvd.
 Suite 102
 Cupertino, CA 95014

General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Corporation (software firm); Director, Fischer Imaging Corporation (medical imaging systems) and Digital Transmission Systems, Inc. (wireless communications); and director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds.

                                                                    SHARES
                                                              BENEFICIALLY OWNED
                                                               IN THE FRANKLIN
                                                FUND SHARES   TEMPLETON GROUP OF
                                                BENEFICIALLY   FUNDS (INCLUDING
NAME, AGE, ADDRESS, AND                         OWNED AS OF    THE FUND) AS OF
FIVE-YEAR BUSINESS EXPERIENCE  TERM OF OFFICE  APRIL 18, 1997   APRIL 18, 1997
--------------------------------------------------------------------------------

 Gordon S. Macklin (68)     Trustee since 1993     None            165,409
 8212 Burning Tree Road
 Bethesda, MD 20817

Chairman, White River Corporation (information and financial services); Director, Fund American Enterprises Holdings, Inc. (financial services), MCI Communications Corporation, CCC Information Services Group, Inc. (information services), MedImmune, Inc. (biotechnology), Source One Mortgage Services Corporation (financial services), Shoppers Express (home shopping), Spacehab, Inc. (aerospace services); and director, trustee or managing general partner, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds; formerly Chairman, Hambrecht and Quist Group (venture capital and investment banking); Director, H & Q Healthcare Investors (investment trust); and President, National Association of Securities Dealers, Inc.

THE TRUSTEES ARE PAID A FIXED FEE FROM THE FUND FOR SERVING ON THE BOARD. EACH OF THE TRUSTEES ALSO SERVE AS TRUSTEES, DIRECTORS OR MANAGING GENERAL PARTNERS OF OTHER INVESTMENT COMPANIES IN THE FRANKLIN TEMPLETON GROUP OF FUNDS. THERE IS ONE COMMITTEE OF THE BOARD-THE AUDIT COMMITTEE-WHICH FURNISHES THE BOARD WITH RECOMMENDATIONS REGARDING THE SELECTION OF AUDITORS.

Trustees not affiliated with the investment manager ("nonaffiliated trustees") are currently paid fees of $1,200 per year plus $100 per meeting attended and are reimbursed for expenses incurred in connection with attending such meetings.

As indicated above, each of the Fund's nonaffiliated trustees also serve as directors, trustees or managing general partners of other investment companies in the Franklin Templeton Group of Funds. The trustees and the Fund's management believe that having the same individuals serving on the boards of many of the funds in the Franklin Templeton Group of Funds enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable independent trustees who can more effectively oversee the management of the funds. They may receive fees for their services from other funds, as well. All Trustees maintain significant investments in the Franklin Templeton Group of Funds although the Fund does not require trustees to hold shares of the Fund. The following table indicates the total fees paid to nonaffiliated trustees by the Fund AND by other funds in the Franklin Templeton Group of Funds.

                                                                NUMBER OF
                                            TOTAL FEES         BOARDS IN THE
                           TOTAL FEES    RECEIVED FROM THE   FRANKLIN TEMPLETON
                          RECEIVED FROM  FRANKLIN TEMPLETON   GROUP OF FUNDS ON
NAME                        THE FUND*    GROUP OF FUNDS***   WHICH EACH SERVES**

Frank H. Abbott, III .....    $2,300       $165,236              32
Harris J. Ashton..........     2,300        343,591              56
S. Joseph Fortunato.......     2,300        360,411              58
David W. Garbellano.......     2,300        148,916              31
Frank W. T. LaHaye........     2,200        139,233              27
Gordon S. Macklin.........     2,300        335,541              53

*For the fiscal year ended November 30, 1996.

**For the calendar year ended December 31, 1996.

***We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 62 registered investment companies, with approximately 170 U.S. based funds or series.

Nonaffiliated trustees are reimbursed for expenses incurred in connection with attending Board meetings. Each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partners pays a share of these expenses. No officer or trustee received any other compensation directly from the Fund. Certain officers or trustees who are shareholders of Franklin Resources, Inc. ("Resources") may be deemed to receive indirect remuneration by virtue of their participation in the fees received by subsidiaries of Resources.

During the last fiscal year, there were 11 meetings of the Board. All of the Trustees attended at least 75% of such meetings. Messrs. Abbott, Garbellano and LaHaye compose the Audit Committee of the Board with the function of making recommendations to the full Board with respect to the selection of auditors. The Audit Committee met twice during the fiscal year ended November 30, 1996. The Fund currently does not have a standing nominating or compensation committee of the Board.

THE EXECUTIVE OFFICERS OF THE FUND OTHER THAN THOSE LISTED ABOVE ARE:

NAME, AGE, ADDRESS, AND FIVE-YEAR BUSINESS EXPERIENCE   LENGTH OF SERVICE

Harmon E. Burns (52)                              Vice President since 1988
777 Mariners Island Blvd.
San Mateo, CA 94404

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc. and Franklin Templeton Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 61 of the investment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan (36)             Vice President and 777 Mariners Island Blvd.
San Mateo, CA 94404                 Chief Financial Officer since 1995

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; President, Franklin Templeton Services, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; Treasurer, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; officer of most of the other subsidiaries of Franklin Resources, Inc.; and officer, director and/or trustee of 61 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (48)                    Vice President since 1992
777 Mariners Island Blvd.                 and Secretary since 1988
San Mateo, CA 94404

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc., Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.

NAME, AGE, ADDRESS, AND FIVE-YEAR BUSINESS EXPERIENCE   LENGTH OF SERVICE

Charles E. Johnson (40)                   Vice President 1988
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091

President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 57 of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (58)                 Treasurer and Principal Accounting Officer
777 Mariners Island Blvd.             since 1995
San Mateo, CA 94404

Employee of Franklin Advisers, Inc.; and officer of 38 of the investment companies in the Franklin Templeton Group of Funds.

Chauncey F. Lufkin (39)                   Vice President since 1994
777 Mariners Island Blvd.
San Mateo, CA 94404

Employee of Franklin Advisers, Inc. since 1990. Formerly, an employee of Manufacturers Hanover Trust Co. and Security Pacific National Bank; and officer of one investment company in the Franklin Templeton Group of Funds.

Edward V. McVey (59)                      Vice President since 1988
777 Mariners Island Blvd.
San Mateo, CA 94404

Senior Vice President/National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 33 of the investment companies in the Franklin Templeton Group of Funds.

R. Martin Wiskemann (70)                  Vice President since 1988
777 Mariners Island Blvd.
San Mateo, CA 94404

Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; Vice President, Treasurer and Director, ILA Financial Services, Inc.; and officer and/or director, as the case may be, of 21 of the investment companies in the Franklin Templeton Group of Funds.

All officers serve at the pleasure of the Board.

On April 18, 1997, the trustees and officers as a group beneficially owned 4,508 Shares or less than 1% of the Fund's outstanding Shares. Certain trustees also own shares in various other funds in the Franklin Templeton Group of Funds. Charles E. Johnson is the son and nephew, respectively, of Charles B. Johnson and Rupert H. Johnson, Jr., who are brothers. Chauncey F. Lufkin is the son-in-law and brother-in-law, respectively, of Charles B. Johnson and Charles
E. Johnson.

Shareholders are entitled to one vote per Share. All voting rights are non-cumulative, which means that the holders of more than 50% of the Shares voting for the election of Trustees can elect 100% of such Trustees if they choose to do so, and in such event, the holders of the remaining Shares so voting will not be able to elect any Trustees.

                         PROPOSAL 2: TO RATIFY OR REJECT
                      THE SELECTION OF INDEPENDENT AUDITORS

COOPERS & LYBRAND L.L.P. HAS SERVED AS THE INDEPENDENT AUDITORS FOR THE FUND SINCE ITS INCEPTION IN 1989. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE SELECTION OF COOPERS & LYBRAND L.L.P. AS AUDITORS FOR THE FUND FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1997.

The Board is requesting ratification of its selection of Coopers & Lybrand L.L.P., Certified Public Accountants, as independent auditors to audit the books and accounts of the Fund for the fiscal year ending November 30, 1997. The selection of auditors was approved at a meeting of the Board on November 19, 1996, and included the favorable vote of a majority of the trustees who are not interested persons of the Fund. A representative of Coopers & Lybrand L.L.P. is not expected to be present at the Meeting. During the fiscal year ended November 30, 1996, the auditing services of Coopers & Lybrand L.L.P. consisted of the rendering of an opinion on the financial statements of the Fund.

The favorable vote of a majority of the Shares represented at the Meeting, in person or by proxy, is required to ratify the selection of auditors.

                            PROPOSAL 3: OTHER MATTERS

The Board does not intend to bring any matters before the Meeting other than Proposals 1 and 2 and is not aware of any other matters to be brought before the Meeting by others. If any other matters do properly come before the Meeting, the proxyholders will use their best judgment in voting on such matters.

In the event that sufficient votes in favor of the Proposals set forth in the Notice of Annual Meeting of Shareholders are not received by the date of the Meeting, the proxyholders may propose one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate. This will permit further solicitation of proxies, even though a quorum is present. Any adjournment will require the affirmative vote of a majority of the votes cast on the questions, in person or by proxy, at the session of the Meeting to be adjourned. The costs of any such additional solicitation and of any adjourned session are paid by the Fund.

                                OTHER INFORMATION

THE SEC REQUIRES THAT THE FOLLOWING INFORMATION BE PROVIDED TO THE FUND'S SHAREHOLDERS EVEN THOUGH NOT DIRECTLY RELATED TO THE PROPOSALS YOU ARE BEING ASKED TO CONSIDER. BECAUSE THE FUND IS A CLOSED-END INVESTMENT COMPANY, THE FUND AND ITS OFFICERS AND TRUSTEES ARE SUBJECT TO CERTAIN REPORTING AND FILING REQUIREMENTS AS DESCRIBED BELOW.

THE MANAGER

Franklin Advisers, Inc. ("Advisers"), 777 Mariners Island Blvd., San Mateo, California 94404 serves as the Fund's investment manager. Advisers is a wholly-owned subsidiary of Resources, a publicly owned holding company. Resources' principal shareholders are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 19% and 15%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its various subsidiaries. Advisers and its affiliates act as investment manager or administrator to 62 U.S. registered investment companies (170 separate series) with aggregate assets of over $188.6 billion.

THE ADMINISTRATOR

Under an agreement with Advisers, Franklin Templeton Services, Inc. ("FT Services"), whose principal address is also 777 Mariners Island Blvd., San Mateo, California 94404, provides certain administrative services and facilities for the Fund. FT Services is a wholly-owned subsidiary of Resources.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, REQUIRES THAT CERTAIN SPECIFIED PERSONS FILE WITH THE SEC AND THE NEW YORK STOCK EXCHANGE, REPORTS OF THEIR OWNERSHIP AND CHANGES IN OWNERSHIP OF SHARES ON FORMS 3, 4 AND
5. FILERS ARE REQUIRED BY SEC REGULATIONS TO FURNISH TO THE FUND COPIES OF ALL FORMS 3, 4 AND 5 THAT THEY FILE.

During the fiscal year ended November 30, 1995, Resources, inadvertently failed to file in a timely manner in accordance with Section 16 of the Securities Exchange Act of 1934, a Form 5 pertaining to the acquisition of additional shares through reinvested dividends. Other than as noted herein, Resources did not engage in any other transactions with the Fund.

SHAREHOLDER PROPOSALS

The Fund anticipates that its next annual meeting will be held in July, 1998. Any shareholder intending to present any proposal for consideration at the Fund's next annual meeting must, in addition to meeting other applicable requirements, mail such proposal to the Fund so that it is received at the Fund's executive offices not less than 120 days in advance of May 16, 1998.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

The Annual Report to Shareholders of the Fund, including financial statements of the Fund for the fiscal year ended November 30, 1996, has previously been sent to all shareholders. UPON REQUEST, SHAREHOLDERS MAY OBTAIN WITHOUT CHARGE A COPY OF THE ANNUAL REPORT BY WRITING THE FUND AT THE ADDRESS ABOVE OR CALLING THE FUND AT 1-800/DIAL BEN.

                                        Respectfully Submitted,

                                        DEBORAH R. GATZEK
                                        Secretary



Dated: May 16, 1997
San Mateo, California

SHAREHOLDERS WHO ARE UNABLE TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO FILL IN, DATE AND SIGN THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE.

WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, GIVE YOUR FULL TITLE AS SUCH. WHERE SHARES ARE HELD JOINTLY, SIGNATURES OF ALL JOINT OWNERS ARE REQUIRED.



PROXY

                        FRANKLIN PRINCIPAL MATURITY TRUST

                   ANNUAL MEETING OF SHAREHOLDERS - JULY 16, 1997

    The undersigned hereby revokes all previous proxies for his shares and appoints Harmon E. Burns, Rupert H. Johnson, Jr., Deborah R. Gatzek and Larry L. Greene, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Principal Maturity Trust (the "Fund") which the undersigned is entitled to vote at the Fund's Annual Meeting to be held at 777 Mariners Island Blvd., San Mateo, California at 3:00 p.m. Pacific time on the 16th day of July 1997, including any adjournments thereof, upon the matters set forth below.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF EACH LISTED PROPOSAL (INCLUDING ALL NOMINEES FOR TRUSTEES) AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ITEM 3.

                                                                        SEE
                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE        REVERSE SIDE




X PLEASE MARK VOTES AS IN THIS EXAMPLE.

1. Election of Trustees
NOMINEES: Frank H. Abbott, III, Harris J. Ashton,
          S. Joseph Fortunato, David W. Garbellano,
          Edward B. Jamieson, Charles B. Johnson,
          Rupert H. Johnson, Jr., Frank W.T. LaHaye,
          Gordon S. Macklin

FOR                        WITHHOLD AUTHORITY
ALL NOMINEES               TO VOTE FOR ALL
LISTED ABOVE               NOMINEES LISTED ABOVE

--------------------------------------
For all nominees except as noted above

   FOR    AGAINST    ABSTAIN

2. Ratification of the selection of Coopers & Lybrand L.L.P., Certified Public Accountants, as the independent auditors for the Fund for the fiscal year ending November 30, 1997.

GRANT    WITHHOLD

3. To authorize the proxies to vote in their discretion upon any other business which may legally come before the meeting.

MARK HERE
FOR ADDRESS
CHANGE AND
NOTE AT LEFT

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

Note: please sign exactly as your name appears on the proxy. If signing for estates, trusts, or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.

Signature:_____________________      Date:_______________________

Signature:_____________________      Date:_______________________